UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of report (Date of earliest event reported): September 28, 2005
                                                  (September 22, 2005)

                         AMERICAN RETIREMENT CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Tennessee                        01-13031                    62-1674303
--------------------            --------------------        --------------------
 (State or Other                     (Commission               (I.R.S. Employer
 Jurisdiction of                     File Number)            Identification No.)
   Incorporation)


           111 Westwood Place, Suite 200
              Brentwood, Tennessee                                37027
----------------------------------------------------        --------------------
       (Address of Principal Executive Offices)                 (Zip Code)

                                 (615) 221-2250
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     On September 22, 2005, after consideration of presentations and recommendations of management and independent compensation consultants, and such other matters and information as deemed appropriate, the Compensation Committee of our Board of Directors awarded shares of performance-based restricted stock to our named executive officers pursuant to the American Retirement Corporation 1997 Stock Incentive Plan (the "Plan"), as follows:


                                                                    Number of
                                                                    Shares of
                                                                    Restricted
    Name                                    Title                     Stock
    ----                                    -----                     -----
W. E. Sheriff            Chairman, Chief Executive Officer            40,000
                         and President
Gregory B. Richard       Executive Vice President and                 18,000
                         Chief Operating Officer
Bryan D. Richardson      Executive Vice President and                 18,000
                         Chief Financial Officer
H. Todd Kaestner         Executive Vice President -                   15,000
                         Corporate Development
George T. Hicks          Executive Vice President -                   15,000
                         Finance and Internal Audit,
                         Secretary and Treasurer

     In addition to the foregoing awards, the Compensation Committee also awarded an aggregate of 171,000 shares of such performance-based restricted stock to our other officers.

     The shares of restricted stock awarded by the Compensation Committee were granted on September 22, 2005 and will vest in three installments on March 31, 2006, March 31, 2007 and March 31, 2008, subject to each officer's continued employment and the company achieving targeted growth for the fiscal years ending December 31, 2005, 2006 and 2007 (as established by the Compensation Committee) in (i) same community net operating income, (ii) adjusted earnings before interest, taxes, depreciation, amortization and rent, and (iii) cash earnings. Notwithstanding the foregoing, the shares of restricted stock will become fully vested upon the occurrence of a change in control or potential change in control of the company (as defined in the Plan). The restricted stock awards are subject to the terms of the Plan and the individual restricted stock agreements. The foregoing summary of the terms of the restricted stock awards is qualified in its entirety by reference to the complete text of the Plan and the individual restricted stock agreements.

     In addition, effective as of August 15, 2005, our Compensation Committee, after consideration of presentations and recommendations of management and independent compensation consultants, and such other matters and information as deemed appropriate, increased the base salaries of our named executive officers, as follows:

  --------------------------------- --- --------------------------------
                Name                            New Base Salary
  --------------------------------- --- --------------------------------
            W. E. Sheriff                          $450,000
  --------------------------------- --- --------------------------------
         Gregory B. Richard                        $240,000
  --------------------------------- --- --------------------------------
        Bryan D. Richardson                        $240,000
  --------------------------------- --- --------------------------------
          H. Todd Kaestner                         $235,000
  --------------------------------- --- --------------------------------
          George T. Hicks                          $230,000
  --------------------------------- --- --------------------------------

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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      AMERICAN RETIREMENT CORPORATION


                                      By:     /s/  Bryan D. Richardson
                                              ----------------------------------
                                              Bryan D. Richardson
                                              Executive Vice President - Finance
                                              and Chief Financial Officer

Date:  September 28, 2005

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